UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Riviera Resources, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per share price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on June 05, 2019

RIVIERA RESOURCES, INC.

Meeting Information
Meeting Type: Annual Meeting

For holders as of: April 08, 2019

Date: June 05, 2019 Time: 9:30 AM CDT

Location: 601 Travis Auditorium
601 Travis Street
Houston, TX 77002

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

—   Before You Vote   —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
1. Notice & Proxy Statement 2. Annual Report
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 22, 2019 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow      available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting items

The Board of Directors recommends you vote FOR the following:

1.	Election of each of the six nominees for the Board of Directors of Riviera Resources, Inc. (“Riviera”).
Nominees
01)	David B. Rottino	02)	Matthew Bonanno	03)	Philip Brown	04)	C. Gregory Harper	05)	Evan Lederman
06)	Andrew Taylor

The Board of Directors recommends you vote FOR proposals 2 and 3.

2.	To ratify the appointment of KPMG LLP as independent public accountant of Riviera for the fiscal year ending December 31, 2019.

3.	To approve, on an advisory basis, the compensation of our named executive officers (“NEOs”).

The Board of Directors recommends you vote 3 YEARS on the following proposal:

4.	To approve, on an advisory basis, the holding of stockholder advisory votes on the compensation of our NEOs at an interval of every one, two or three years;

NOTE: I hereby revoke any proxy or proxies previously given to represent or vote Riviera shares that I am entitled to vote, and I ratify and confirm all actions that the proxies, their substitutes, or any of them, may lawfully take in accordance with the terms of the proxy card.

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials and Annual Report for the Stockholder Meeting to Be Held on June 5, 2019. RIVIERA RESOURCES, INC. JPMORGAN CHASE TOWER 600 TRAVIS, SUITE 1700 HOUSTON, TX 77002 Meeting Information Meeting Type: Annual Meeting For holders as of: April 8, 2019 Date: June 5, 2019 Time: 9:30 A.M. Location: 601 Travis Auditorium 601 Travis Street Houston, TX 77002 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting.

—Before You Vote —How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE, PROXY STATEMENT AND ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 22, 2019 to facilitate timely delivery. —How To Vote — Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items The Board of Directors recommends you vote FOR proposals 1, 2 and 3 and recommends you vote THREE YEARS for proposal 4. 1. Election of each of the six nominees for the Board of Directors of Riviera Resources, Inc. (“Riviera”). Nominees: 01) David B. Rottino 04) C. Gregory Harper 02) Matthew Bonanno 05) Evan Lederman 03) Philip Brown 06) Andrew Taylor 2. To ratify the appointment of KPMG LLP as independent public accountant of Riviera for the fiscal year ending December 31, 2019. 3. To approve, on an advisory basis, the compensation of our named executive officers (“NEOs”). 4. To approve, on an advisory basis, the holding of stockholder advisory votes on the compensation of our NEOs at an interval of every one, two or three years; NOTE: I hereby revoke any proxy or proxies previously given to represent or vote Riviera shares that I am entitled to vote, and I ratify and confirm all actions that the proxies, their substitutes, or any of them, may lawfully take in accordance with the terms of the proxy card.